EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of his knowledge, that the registrant's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: April 15, 2010

Avani International Group, Inc.

/s/Dennis Robinson

Dennis Robinson

President/Principal Executive Officer

/s/Dennis Robinson

Dennis Robinson

Principal Financial Officer